                                                                   Exhibit 10.20


THIS WARRANT CERTIFICATE AND THE COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE; ACCORDINGLY, THIS WARRANT CERTIFICATE IS NOT FREELY TRANSFERABLE AND MAY NOT BE SOLD, THIS WARRANT CERTIFICATE AND THE COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE; ACCORDINGLY, THIS WARRANT CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER ARE NOT FREELY TRANSFERABLE AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE, TRANSFER, OR ASSIGNMENT.


                                ORTHOVITA, INC.
                   COMMON STOCK PURCHASE WARRANT CERTIFICATE
                   -----------------------------------------


PB No. 3

Issued To:     Progress Capital, Inc.
               103 Springer Building
               3411 Silverside Road
               Wilmington, Delaware 19810

Number of shares to be
issued upon exercise in full:        10,000
                             ----------------

Purchase Price per share:    $       6.00     *
                              ---------------

Gross Purchase Price:        $    60,000      *
                              ---------------

     FOR VALUE RECEIVED, Orthovita, Inc., a Pennsylvania corporation (the "Company"), promises to issue to Progress Capital, Inc., a Delaware corporation, or its assigns ("Progress"), Ten Thousand (10,000) fully paid and non-assessable shares of the Company's voting common stock for the price of $6.00* per share (the "Purchase Price"). The holder of this Warrant Certificate shall have the right to exercise the rights provided for herein (such rights, with respect to each such share, is called herein "a Warrant" and with respect to more than one share, is called herein "Warrants"), in whole or in part at any time or times on or before 5:00 p.m. Philadelphia time on November 2, 2004. The number of shares of common stock purchasable upon exercise of the Warrants and the Purchase Price shall be subject to adjustment from time to time as set forth herein.
- -------------------------------------------------------
* Prior to adjustments pursuant to Section 6 below.

    1.  Definitions.  For purposes of this Warrant Certificate:
        -----------

        (a)  "Common Stock" shall mean, in addition to the classes of common
              ------------
stock now in existence, any and all other stock of any class which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage. "Common Stock" shall not include any shares at any time directly or indirectly owned by the Company.


        (b)  "Person" means any natural person, corporation, partnership,
              ------
proprietorship, association, trust or other legal entity.

        (c)  "Restricted Stock" means the Warrants, the Warrant Shares, and any
              ----------------
securities issued or to be issued with respect to the Warrants or Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided such securities have voting rights with respect to the election of directors and other matters presented generally to the stockholders of the Company for consideration and have unlimited rights with respect to dividends and the proceeds of any liquidation of the Company. As to any particular shares of Restricted Stock, such shares will cease to be Restricted Stock (i) when they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (ii) the date when they are sold under Rule 144 under the Securities Act (or any similar provision then in force), or (iii) the date when they become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force).

        (d)  "Warrant" shall mean the right given under this Warrant
              -------
Certificate to purchase one share of the Company's voting common stock.

        (e)  "Warrant Shares" shall mean the shares of the Company's voting
              --------------
common stock purchased upon exercise of Warrants or which the holder hereof right to purchase upon exercise of Warrants.

    2.  Exercise or Conversion of Warrants.
        ----------------------------------

        (a) Warrants may be exercised in whole or in part by the surrender of this Warrant Certificate, properly endorsed, at any office of the Company, with the Form of Subscription annexed hereto duly executed and accompanied by payment to the Company by certified check or bank draft of the Purchase Price for the shares purchasable hereunder. The persons entitled to the shares so purchased shall be treated for all purposes as the holders of such shares as of the close of business on the date of exercise. Certificates for the Warrant Shares so purchased together with a new Warrant Certificate or Certificates of like tenor representing in the aggregate the right to purchase the number of shares of the Company's voting common stock with respect to which Warrants have not been exercised (each such Warrant Certificate or Certificates to be for such portion of the total shares as the holder thereof shall designate), shall be issued and delivered to the persons so entitled within a reasonable time, not exceeding 15 days, after such exercise.

        (b)  Conversion Rights.  In lieu of exercising this Warrant pursuant
             -----------------
to Section 2(a) above, the Holder shall have the right to require the Company to convert this Warrant, in whole or in part and at any time or times, into Warrant Shares (the "Conversion Right"), by the surrender of this Warrant Certificate, properly endorsed, at any office of the Company, with the Form of Subscription annexed hereto duly completed and executed on behalf of the holder. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the net value of the number of Warrant Shares into which this Warrant is being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares into which this Warrant is being converted immediately prior to the exercise of the Conversion Right from a number equal to the product of (i) the Fair Market Value as hereinafter defined per share as at such time, multiplied by (ii) that number of Warrant Shares purchasable upon exercise of this Warrant (or portion hereof that is being converted at the time the Conversion Right is exercised) immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to this Warrant)), by (y) the Fair Market Value per share. Any references in any Warrants to the "exercise" of this Warrant, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right. For purposes of the above calculation, the Fair Market Value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that if a public market for the
                         --------  -------
Common Stock exists at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the average of the last reported sale prices of the Common Stock or the average of the closing prices quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal or, if not reported in The Wall Street
           -----------------------                         ---------------
Journal, as reported by Bloomberg, for the five trading days immediately prior to the date this Warrant Certificate and the executed Form of Subscription are delivered to the Company as provided in this Section 2(b). For purposes of Rule 144 under the Securities Act, 17 CFR '230.144, the Company and the holder agree that the exercise of this Warrant in accordance with this Section 2(b) shall be deemed to be a conversion of such portion of the Warrant, pursuant to the terms hereof, into Common Stock.

        (c) Until such time as a Warrant is exercised in whole or in part, the holder thereof shall have no rights as a shareholder of the Company except for such rights to receive distributions from the Company as are expressly set forth herein and except for such other rights as are expressly set forth herein.

    3.  Exchange.  This Warrant Certificate is exchangeable, upon the surrender
        --------
thereof by the holder thereof at any office of the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to purchase the number of shares of the Company's voting common stock purchasable under the Warrant Certificate being exchanged, each such new Warrant Certificate to represent the right to subscribe for and purchase such portion of the aggregate number of shares of the Company's voting common stock represented by the Warrant Certificate being exchanged as shall be designated by such holder at the time of such surrender.

    4.  Transfer.
        --------

        (a) This Warrant Certificate and the Warrants are transferable, in whole or in part, at any office of the Company by the holder hereof in person or by duly authorized attorney, upon presentation of this Warrant Certificate, together with the Form of Assignment annexed hereto, properly endorsed for transfer and funds sufficient to pay any stock transfer tax payable upon such transfer. The holder of this Warrant Certificate, by holding it, agrees that this Warrant Certificate, when endorsed in blank, may be deemed negotiable, and that the holder hereof, when this Warrant Certificate shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

        (b) The holder of this Warrant Certificate acknowledges by acceptance of this Warrant Certificate that the Warrant Certificate and the Warrant Shares may be sold only if this Warrant Certificate and/or the Warrant Shares are registered under federal and state securities laws or if an exemption from registration is available. This Warrant Certificate and the Warrant Shares presently are not so registered, and the Company is under no obligation at any time to register them under federal or state securities laws, except as expressly provided in this Warrant Certificate. Accordingly, the Company shall not be required to effect the transfer of this Warrant Certificate or Warrant Shares on its books unless the provisions of Section 9 hereof have been satisfied. Each certificate representing Warrant Shares shall bear a legend substantially the same as the legend set forth on the first page of this Warrant Certificate.

    5.  Certain Covenants of the Company.  The Company covenants and agrees
        --------------------------------
that all Warrant Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof; and, if any other outstanding shares of Common Stock are then listed on a national or regional securities exchange, will be so listed. The Common Stock is presently listed on the NASDAQ National Market and the European Association of Securities' Dealers Automated Quotation System ("EASDAQ"). The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company shall, at all times, have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant Certificate, a sufficient number of shares of the Company's voting common stock to provide for the exercise of the rights represented by this Warrant Certificate.

    6.  Anti-Dilution Provisions.  The Exercise Price and the number and kind of
        ------------------------
securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

        (a) In case the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest cent) determined by dividing (A) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the sum of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

        (b) If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (a) of this Section
6), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

        (c)  Upon each adjustment of the Exercise Price pursuant to subsection
(a) of this Section 6, the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

        (d) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

        (e) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section 6 and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section 6.

        (f) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section 6, the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of a Warrant.

        (g) The Exercise Price and the number of shares issuable upon exercise of a Warrant shall not be adjusted except in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section 6.

    7.  No Registration under Securities Act.  Neither this Warrant
        ------------------------------------
Certificate nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state. In issuing this Warrant Certificate, the Company has relied upon the exemption from registration provided by Section 4(2) of the Act for transactions by an issuer not involving any public offering. The holder of this Warrant Certificate acknowledges by acceptance of this Warrant Certificate that the sale of Warrants, or of any of the Warrant Shares, under certain circumstances may be deemed to constitute a distribution within the meaning of, and require registration under, the Act.

    8.  Piggy-back Registration Rights.
        ------------------------------

              (a) If the Company at any time proposes to register for its own account any of its Common Stock under the Securities Act for sale to the public (except with respect to registration statements on Forms S-8, S-4, any successor form thereto or any other form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 15 days after receipt of any such notice to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. If the managing underwriters of any such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration would exceed the number that can be sold in such offering without adversely affecting the price at which shares could be sold in the offering, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; second, shares of capital stock requested to be included in such registration by those Persons with the right to include shares in such a registration pursuant to the terms of that certain Registration Rights Agreement dated August 22, 2000 among the Company and certain shareholders of the Company and holders of warrants to purchase shares of the Company's Common Stock; and third, any shares of capital stock (including the Restricted Stock) requested to be included in such registration by any other holders of capital stock of the Company who or which also have registration rights, in each case within each such group, pro rata on the basis of the respective shares of capital stock requested for sale by them.

              (b) If and whenever the Company is required by the provisions of
Section 10 to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

        (h) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the completion of the distribution; provided, however, the Company shall not be required to keep any registration statement effective for more than 90 days. The Company will provide the holders of Restricted Stock included in such registration with the opportunity to review and comment on such registration statement. Notwithstanding the provisions of this Section 8(b), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 180 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 8(b)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                  (iii) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to consent to general service of process or taxation in any such jurisdiction or cause any shareholder to surrender such shareholder's shares of capital stock or place such shares in escrow;

                  (v) use its best efforts to list or include the Restricted Stock on the principal securities exchanges (including for this purpose, EASDAQ or NASDAQ), if any, on which the Common Stock is then being traded;

                  (vi) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. All such individuals exercising his right under this Section 8(b)(vi) shall, prior to exercising such right, execute a confidentiality agreement in a form reasonably acceptable to the Company;

                  (vii) In connection with each registration hereunder, the selling holders of Restricted Stock shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws; and

                  (viii) In connection with each registration pursuant to
Section 8 covering an underwritten public offering, the Company and each seller of Restricted Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided and any other participating underwriters in such form and containing such provisions as are reasonably satisfactory to the Company and as are customary in the securities business for such an arrangement between such underwriters and companies of the Company's size and investment stature.

              (c) All expenses incurred by the Company in complying with Section 8, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding fees and expenses of any counsel or accountants retained by holders of Restricted Stock, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and fees and expenses of any counsel or accountants retained by holders of Restricted Stock are called "Selling Expenses." The Company shall pay all Registration Expenses in connection with any registration statement pursuant to Section 8. All Selling Expenses in connection with any registration statement filed pursuant to Section 8 shall be borne by the participating sellers.

              (d) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 8, the Company shall indemnify and hold harmless each seller of such Restricted Stock thereunder and each other person, if any, who controls such seller, within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by any such seller pertaining to such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement.

              (e) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 8, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished in writing by such seller specifically for use in such registration statement.

              (f) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party hereunder will notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party unless such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in an such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party (other than the statutory defenses contemplated by Section 8(b) of the Securities Act) or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select in the aggregate one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

              (g) No indemnifying party shall be liable for any amounts paid in a settlement effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

              (h) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the untrue statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any untrue statement or omission in question has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person.

    9.  Sale of Warrants or Warrant Shares Without Registration.  The holder
        -------------------------------------------------------
of this Warrant Certificate, by acceptance hereof, and the holder of any Warrant Shares, by acceptance thereof, agrees to give written notice to Company of such holder's intention to do so before selling or otherwise disposing of the Warrants or Warrant Shares, except to the extent that such sale is pursuant to a then effective registration statement. Such notice shall describe briefly the manner of any proposed sale or other disposition to be made of Warrants or Warrant Shares. Such notice shall be accompanied by an opinion of counsel reasonably satisfactory to the Company stating that the proposed exercise or sale or other disposition may be effected without registration or qualification (under any federal or state law) of Warrants or Warrant Shares. The Company, as promptly as practicable, shall notify such holder if such opinion is satisfactory, whereupon such holder shall be entitled to sell or otherwise dispose of the Warrants or the Warrant Shares or to receive the certificates representing the shares of Common Stock or to receive the certificates representing the Warrant Shares and dispose of the shares so received, all in accordance with the terms of the notice of intent delivered by such holder to the Company and in accordance with all other applicable terms and conditions contained herein. The Company reserves the right to request appropriate representations and warranties from such holder upon such transfer relating to compliance with applicable securities laws, both state and federal, relating to such transfer.

    10.  Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of
         --------------------------------------
reasonable evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a Warrant Certificate and (in the case of loss, theft, or destruction) of reasonable indemnity and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

    11.  Notices. Any notices, consents, waivers or other communications
         -------
required orpermitted to be given under the terms of this Warrant Certificate must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile, provided
                                                                      --------
confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by or before 5:00 p.m. Eastern Time where such notice is received) or the first (1st) business day following such delivery (if received after 5:00 p.m. Eastern Time where such notice is received) or (iii) one (1) business day after deposit with a nationally recognized overnight courier, such as Federal Express, addressed as follows or to such other address as may be hereafter designated in writing in accordance herewith by the Company and/or the holder of Warrants and/or Warrant Shares:..

     If to the Company:

                    Orthovita, Inc.
                    45 Great Valley Parkway
                    Malvern, Pennsylvania 19355
                    Attention:  Joseph Paiva, CFO

     With a copy to its Counsel:

                    Morgan, Lewis & Bockius LLP
                    2000 One Logan Square
                    Philadelphia, PA 19103
                    Attention:  Stephen A. Jannetta, Esquire

     If to holders of Warrants and/or Warrant Shares:

                    Progress Capital, Inc.
                    103 Springer Building
                    3411 Silverside Road
                    Wilmington, Delaware 19810
                    Attention: Steve Hobman

                                    OR

                    To the appropriate address of each holder as provided by such holder to the Company.

    12.  Headings.  The descriptive headings of the several sections of this
         --------
Warrant Certificate are inserted for convenience only and do not constitute a part of this Warrant Certificate.

     IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Common Stock Purchase Warrant Certificate to be duly executed under its corporate seal on the 2nd day of November 2000.


                              ORTHOVITA, INC.


                              By: / s/ David S. Joseph
                                 ----------------------
                              Name:    David S. Joseph
                                   --------------------
                              Title:  Chairman
                                    -------------------

                             FORM OF SUBSCRIPTION
                 [To be signed only upon exercise of Warrants]

To ORTHOVITA, INC.


     (1)  The undersigned hereby:

               [INITIAL AND COMPLETE ONE]

          (a)  ______    elects to purchase __________ shares of Common Stock of
                         ORTHOVITA, INC., pursuant to the provisions of Section
                         2(a) of the attached Warrant, and tenders herewith payment of the purchase price in full for such shares in the amount of $__________; or

          (b)  ______    elects to exercise this Warrant for the purchase of
                         _________ shares of Common Stock, pursuant to the conversion right set forth in Section 2(b) of the attached Warrant.

     (2) Please issue the certificate(s) for such shares of Common Stock in the name of ___________________ and deliver it (them) to the following address:

                         _____________________________

                         _____________________________

                         _____________________________

     (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of ________________ and deliver it to the following address:

                         _____________________________

                         _____________________________

                         _____________________________


Dated:  _____________    _____________________________
                                    Signature

                              FORM OF ASSIGNMENT

           [To be signed only upon transfer of Warrant Certificate]


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________, all of the
rights represented by the within Warrant Certificate to purchase _______________________ shares of Common Stock of ORTHOVITA, INC. to which the within Warrant Certificate relates, and appoints Attorney to transfer such right on the books of ORTHOVITA, INC. with full power of substitution in the premises.


Dated:



                                               --------------------------------
                                                         (Signature)




                                               --------------------------------
                                                          (Address)



Signed in the presence of:


- --------------------------------